Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                         Delaware Technology and Innovation Fund







Growth of Capital




                                               2 0 0 1  A N N U A L  R E P O R T








                           (GROWTH OF CAPITAL ARTWORK)

                   A TRADITION OF SOUND INVESTING SINCE 1929
                   -----------------------------------------






TABLE OF CONTENTS
-----------------

Letter to Shareholders           1

Portfolio Management
Review                           4

Performance Summary              8

Financial Statements

  Statement of Net Assets        9

  Statement of Operations       11

  Statements of Changes in
  Net Assets                    12

  Financial Highlights          13

  Notes to Financial
  Statements                    17

  Report of Independent
  Auditors                      20


A Commitment to Our Investors
Experience
[ ] Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.
[ ] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
[ ] We strive to deliver consistently good performance in all asset classes.
[ ] We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
[ ] We are committed to providing the highest standards of client service.
[ ] You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
[ ] We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
[ ] Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
[ ] We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $83 billion in assets as of June 30, 2001.







Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder


"WHILE WE DON'T EXPECT

THE SAME RATE OF

GROWTH THAT WE

EXPERIENCED IN THE LATE

1990's, OUR INVESTMENT

TEAMS HAVE BEGUN TO

STRATEGICALLY POSITION

DELAWARE STOCK

PORTFOLIOS WITH AN EYE

ON ECONOMIC RECOVERY. "



July 1, 2001

Recap of Events -- The fiscal year ended June 30, 2001 was a difficult one for many stock investors. Last summer, the market was struggling to get back on its feet after a spring 2000 downturn. Since then, investors have seen only brief stretches of positive performance, coming last August and again in January and April of this year. Corporate earnings that started weakening last autumn continued to fall short of expectations during the first six months of 2001. With the economy slowing, the Federal Reserve has aggressively pared back interest rates in an effort to reinvigorate U.S. businesses.

While investors have abided the market's volatility this year, by mid-June they had become increasingly focused on the direction of the economy. After all, six months ago, conventional Wall Street wisdom said that sunnier skies would be here by now. Analysts had predicted that by mid-year we would see a recovering economy and stock performance that bore no resemblance to the feeble market investors suffered through in 2000.

Despite signs that the economy may be turning the corner, many investors seem to have gotten accustomed to pessimism. Some forecasters are calling for a more extended economic downturn citing increased layoffs, plans for capital spending cuts by corporations, and a drop in consumer confidence. They claim we are still "looking across a valley" to a recovery that is still several quarters away.

At Delaware, we subscribe more strongly to the belief that the U.S. can and will return to stronger growth during the second half of this year. While the economy's direction is always open for debate, we think that investors assessing the current environment would do well to view the glass as half full, remembering that patience truly is a virtue. For one, the effects of interest rate cuts are known to be felt six to nine months after they occur, so the Fed's actions of last winter should just be kicking in. And the still-confident U.S. consumer will be seeing a $40 billion rebate on Federal taxes arriving by early September.


Total Return
For the period ended June 30, 2001                          One Year
--------------------------------------------------------------------------------
Delaware Technology and Innovation Fund--Class A Shares     -66.91%
--------------------------------------------------------------------------------
Lipper Science and Technology Funds Average (372 funds)     -52.79%
Standard & Poor's 500 Index                                 -14.82%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes and a description of the index can be found on page 8. The Lipper category represents the average return of science and technology funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.
                                                                               1

In the meantime, we believe leading economic indicators currently support our opinion. The Wall Street Journal's mid-year survey of 54 renowned economists projected a 1.6% rate of annual growth for the U.S. economy during the third quarter of 2001, 2.7% in the fourth, and 3.0% in the first quarter of 2002. If such a scenario plays out, the U.S. economy is in recovery as you read this report.

While we don't expect the same rate of growth that we experienced in the late 1990's, our investment teams have begun to strategically position Delaware stock portfolios with an eye on economic recovery. Whether it be finding undervalued cyclical stocks, or implementing broad research themes vis-a-vis future economic expansion, our portfolio managers are right now gearing up for the road ahead.

In fact, we think our broad approach of seeking early-cycle recovery stocks often helped us during the second quarter, when market performance turned favorable for a brief period. We are reasonably optimistic that more of the same is on the horizon.

For the year ended June 30, 2001, the S&P 500 Index lost 14.82% and the Dow Jones Industrial Average gained just 2.21%. The Nasdaq Composite Index was led further down by many of the still-out-of-favor technology stocks in the index, and finished the same period with a drop of 45.51%.

Delaware Technology and Innovation Fund suffered through a monumentally difficult period, finishing the year ended June 30, 2001 with a return of -66.91% (Class A shares at net asset value with distributions reinvested). The Fund's return trailed the S&P 500 Index, which fell by 14.82% during the period, and the Fund's peer group, as measured by the Lipper Science and Technology Funds Average, which lost 52.79% during the same period.

Generally, the markets in which your Fund invests have suffered through a severe setback that followed several years of unchecked growth. Corporate demand for information technology products has often been reined in during the economic slowdown, contributing to the severe correction in your Fund's markets. While we don't expect technology markets to return to the rapid growth of recent years, we think that broad trends remain in place which make technology an attractive investment going forward. For instance, business spending on technology as a percentage of total corporate spending has increased steadily over the past 20 years (Source: Morgan Stanley). We believe this is one significant, positive trend that is likely to continue as the U.S. economy becomes increasingly globalized and service-oriented.

Market Outlook -- In our opinion, stocks are likely to remain volatile over the coming months, but the long-term stock investing environment is generally quite attractive.

We believe there are plenty of reasons for optimism. The Fed's monetary policy is quite accommodative for investors, and in our opinion an economic rebound is not far off. Generally, stocks are trading at levels which we believe create many investment opportunities.

Until corporate earnings begin to rebound, however, we remain cautious. We encourage investors to diversify and show discipline by adhering to a regular investment plan. We urge mutual fund investors to consult their financial advisers to review their portfolios, as stock market volatility often creates a need for rebalancing asset allocations.

On the pages that follow, your Fund managers discuss performance for the fiscal period. As always, thank you for remaining committed to Delaware Investments.


Sincerely,


/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
----------------------------------        ------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

PORTFOLIO MANAGEMENT REVIEW
---------------------------



                   Jeffrey Hynoski
Vice President / Portfolio Manager

                    Gerald S. Frey
           Senior Vice President /
          Senior Portfolio Manager

                      July 1, 2001




The Fund's Results
In recent years, technology has been the source of one of the greatest periods of wealth accumulation in the history of the stock market. Consumers have reaped the benefits of technological change and experimentation in the form of new services and entertainment, and innovative new ways of communicating. Much of this change has occurred at prices once considered impossible.

In most periods of revolutionary change, there is an initial rush to enter a new field often followed by a period of consolidation, after which just a handful of the original entrants survive and move forward. It would be difficult to imagine our daily lives without the use of electricity, automobiles, or telephones, yet each of these were once considered new technologies, and each withstood environments similar to that which we are encountering now in the field of technology.

From a stock market perspective, such consolidation may become the solid base on which the next advance is built. The process is never pleasant, but the entire economic system eventually benefits. Experimentation becomes rationalized, excesses are eliminated, the best-managed companies survive, the most profitable business models flourish, and the most relevant technologies become widely adopted.

During the past twelve months, the technology market, the Nasdaq Composite Index, and your Fund have been working through this part of the boom cycle. Without question, market conditions during much of the year ended June 30, 2001 were some of the most difficult ever for technology investors and for the Nasdaq Composite Index. For example, the fiscal year ended June 30, 2001 included three of the worst 12 months in Nasdaq Index history. The quarters ended December 31, 2000 and March 31, 2001 were two of the four worst ever for the Nasdaq and, when taken together, formed the worst six-month period in the history of the index (Source: Lipper Inc.).

During the fiscal year ended June 30, 2001, the Nasdaq Composite Index tumbled 45.51%, while the 372 Science and Technology funds tracked by Lipper averaged losses of 52.79%. Delaware Technology and Innovation Fund was impacted by this environment and finished the fiscal year with a return of -66.91% (Class A shares at net asset value with distributions reinvested).

Portfolio Highlights
As we've noted, the operating environment for technology companies during the first half of 2001 has been extraordinarily difficult, with most companies experiencing significant revenue and earnings reductions. But perhaps the most interesting aspect has been investors' reactions to these financial results. During the first quarter of 2001, investors reacted negatively by punishing stocks, but then in the second quarter investors bid up stock prices.

We believe that one basic tenet of equity investing is that earnings growth rates and their general quarter-over-quarter direction generally drive stock prices. While monitoring corporate growth rates is useful over the long-term, there are also periods when growth rates may not efficiently forecast performance.

For instance, during periods of weak economic growth or recession, stock prices often begin to rise as earnings are still in decline. This occurs as investors begin to ignore the difficult earnings environment and look ahead to better times. This may be a sign that many investors are convinced stocks have reached fair values.

In our view, the stock market has a built-in discounting mechanism that often anticipates recovery efficiently. We believe that the process usually begins before economic and corporate data show evidence that recovery has begun. In our experience, the Federal Reserve's actions are often the most important factor in convincing Wall Street that stocks may be sufficiently discounted. Interest-rate cuts often signal to investors that stronger earnings are somewhere around the corner, and stock prices begin to rise.

In light of the Federal Reserve's initial aggressive rate cuts, we expected to see the onset of a market recovery in February and retained a fully invested position in the Fund. When the Fed first cut interest rates in January 2001, it was already clear to us that revenue and earnings estimates would be under pressure during the first half of 2001, yet we believed that most investors would start to look through these problems. Investors did not begin this process until the second quarter, and our fully invested position clearly hurt the Fund during the first quarter of 2001. We believe this was the biggest factor differentiating your Fund's performance from that of its Lipper peer group.

During the fiscal year, a number of holdings that were previously strong performers experienced significant declines. Many of these are companies which we continue to believe are market leaders and strong growth candidates. We continue to hold a number of these stocks at fiscal year-end, including PMC-Sierra, Applied Micro Circuits, JDS Uniphase, and Cisco Systems.

While we trailed many of our peers during the period between January and March 2001 due to this strategy, we performed well during April, when the Nasdaq reversed direction and technology stocks generally began their bottoming process.

We believe the Fund is well-positioned for the market's eventual upturn. The two largest sectors in the Fund are semiconductors and computer software. We see potential for a cyclical rebound in the economy over the next few months. We also expect to see some liquidation of excess inventory that has plagued the industry for the past year. We think these two factors should allow the semiconductor stocks to provide superior relative performance in the coming months. Fund holdings in this category include Applied Micro Circuits, RF Micro Devices, and Altera.

"DESPITE THE RECENT

MARKET TURMOIL, WE

BELIEVE THAT THE

REVOLUTION TAKING PLACE

WITH REGARD TO THE

INTERNET AND RELATED

COMMUNICATIONS

TECHNOLOGIES IS STILL

ALIVE AND WELL."


When investing in software, we look for companies that have dynamic product cycles and participate in high-growth niche markets within the sector. The Fund's software holdings include PeopleSoft, Peregrine Systems, and Veritas Software.

Despite the recent market turmoil, we believe that the revolution taking place with regard to the Internet and related communications technologies is still alive and well. Communication technologies and Internet-related stocks each comprise a significant portion of the Fund. We think the development of the Internet is still in its infancy, and that we are still in the early stages of what will be a decade-long build-up of the Internet's infrastructure. The single largest investment in the Fund is in Verisign, which is a primary beneficiary of continued Internet adoption.

There has been much discussion in the media recently of the health of the telecommunications industry (both telecommunications service providers and telecommunications equipment). However, we believe that misinformation and incorrect analysis about the industry has caused widespread confusion among investors. We believe many investors are overlooking the profound impact that this revolutionary technology is having both on service providers and the equipment companies. Some of our holdings that are making such an impact include Brocade Communications Systems, Extreme Networks, ONI Systems, and Sonus Networks.

Outlook
We believe the case supporting the prospects for long-term growth in technology markets is as strong as ever. Jack Welch, the outgoing CEO of General Electric and a legend in the business world, seconds these thoughts. In a letter to General Electric shareholders, Mr. Welch said that General Electric sold over $7 billion worth of goods and services over the Internet and conducted over $6 billion in online auctions in 2000. Furthermore, he stated that General Electric will generate over $1.5 billion in operating margin improvements in 2001 from deploying digital technologies. We believe that when a successful, diversified company such as GE realizes such benefits, the changes taking place are truly profound. (Delaware Technology and Innovation Fund did not hold the stock of General Electric during the fiscal year.)

In our opinion, the promise of continued technological advancement remains solid. The vast amount of data from large corporations such as General Electric about the return on shareholders' equity, return on assets, and return on investment gained by employing new technologies (Internet technologies, software applications, networking equipment, etc.) is impressive. Companies understand that the deployment of these solutions will keep them competitive, and their operations flexible.

Delaware Technology and
Innovation Fund
Sector Allocation
As of June 30, 2001

-----------------------------------------
Computer Software                   37.7%
-----------------------------------------
Semiconductor                       23.4%
-----------------------------------------
Computer Communications             11.9%
-----------------------------------------
Telecommunications Equipment         4.9%
-----------------------------------------
Business Services                    3.7%
-----------------------------------------
Electronic Production Equipment      3.6%
-----------------------------------------
Diversified Electronic Products      2.9%
-----------------------------------------
Computer Hardware                    1.8%
-----------------------------------------



"TECHNOLOGY HAS BEEN A

GREAT DRIVE  OF OUR

ECONOMY OVER THE PAST

TWO DECADES, AND WE

BELIEVE THAT THIS TYPE

OF LONG-TERM GROWTH CAN RESUME."


We encourage investors to be patient and focus on the long-term. The technology market is always evolving and the leaders of one generation may fail to thrive in the next. We believe that this does not imply anything about the broad technology markets except that the leadership is changing. We expect to see more of the highly speculative dot-com and telecommunications companies to experience financial hardship, which would be a routine symptom of a competitive global market. Investors should not jump to the conclusion, as some are doing now, that the whole technology sector is in trouble just because a few of its members are having financial difficulty. There are many sectors within the technology markets, and there may be little or no relationship between the businesses within these sectors.

Looking ahead, we foresee a new set of leaders being established in technology. A host of new companies is now providing the innovations that should lead us for the next several years. We believe there is a positive message to be taken from the stock market performance of the past several months. As of this writing, it is our opinion that we have likely reached a low in the stock market, and that the second quarter of 2001 will most likely be the trough in this economic cycle. A variety of earnings reports issued in recent weeks leads us to the conclusion that technology companies' revenues and earnings will probably see bottom in the fall. Leading economic indicators are also beginning to show some signs of an improving environment for the broader economy.

Given that the stock market tends to move six to nine months ahead of the economy, the current bottoming of the stock market in the face of bad news is potentially an indicator of a brighter economic outlook in the future. Technology has been a great driver of our economy over the past two decades, and we believe that this type of long-term growth can resume.

Delaware Technology and Innovation Fund
Top 10 Holdings
As of June 30, 2001

Company                                       Percentage of Net Assets
--------------------------------------------------------------------------
VeriSign                                               5.87%
--------------------------------------------------------------------------
PeopleSoft                                             5.18%
--------------------------------------------------------------------------
Peregrine Systems                                      4.92%
--------------------------------------------------------------------------
Veritas Software                                       4.32%
--------------------------------------------------------------------------
Brocade Communications Systems                         4.23%
--------------------------------------------------------------------------
eBay                                                   3.69%
--------------------------------------------------------------------------
Extreme Networks                                       3.23%
--------------------------------------------------------------------------
Micromuse                                              2.72%
--------------------------------------------------------------------------
ONI Systems                                            2.69%
--------------------------------------------------------------------------
Microsoft                                              2.55%
--------------------------------------------------------------------------

FUND BASICS
-----------
As of June 30, 2001

Fund Objectives
The Fund seeks to provide long-
term capital growth.

Total Fund Net Assets
$55.69 million

Number of Holdings
43

Fund Start Date
December 29, 1999

Your Fund Management
Jeffery W. Hynoski holds a BS
in Finance from the University of
Delaware and an MBA with a
concentration in Investments/
Portfolio Management/Financial
Economics from Pace University.
Mr. Hynoski joined Delaware
Investments in 1998. Previously, he
served as a Vice President at
Bessemer Trust Company in the
mid- and large-capitalization
growth equity group, where he
specialized in the areas of science,
technology and telecommunications.
Prior to that, Mr. Hynoski held
positions at Lord Abbett & Co. and
Cowen Asset Management. Mr.
Hynoski has been managing the
Technology and Innovation Fund
since its inception.

Gerald S. Frey leads the
Delaware Investments growth team.
He holds a BA in Economics from
Bloomsburg University and
attended Wilkes College and New
York University. Prior to joining
Delaware Investments in 1996, he
was a Senior Director with Morgan
Grenfell Capital Management in
New York.

Nasdaq Symbols
Class A DTYAX
Class B DTYBX
Class C DTYCX

DELAWARE TECHNOLOGY AND INNOVATION
FUND PERFORMANCE
----------------

Performance of a $10,000 Investment
December 29, 1999 through June 30, 2001

Delaware Technology and Innovation Fund Growth of $10,000 investment chart
--------------------------------------------------------------------------
                        Delaware
                     Technology and
                     Innovation Fund-
                     Class A Shares          S&P 500 Index

      29-Dec-99         $ 9,425                $10,000
      31-Mar-00         $11,471                $10,229
      30-Jun-00         $10,730                $ 9,958
      30-Sep-00         $12,168                $ 9,861
      31-Dec-00         $ 6,626                $ 9,089
      31-Mar-01         $ 2,909                $ 8,012
      30-Jun-01         $ 3,551                $ 8,481

Chart assumes $10,000 invested on December 29, 1999 and includes the effect of a 5.75% sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each successive month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through June 30, 2001                   Lifetime                One Year
--------------------------------------------------------------------------------
Class A (Est. 12/29/99)
  Excluding Sales Charge                -47.57%                 -66.91%
  Including Sales Charge                -49.59%                 -68.81%
--------------------------------------------------------------------------------
Class B (Est. 12/29/99)
  Excluding Sales Charge                -47.89%                 -67.15%
  Including Sales Charge                -49.28%                 -68.79%
--------------------------------------------------------------------------------
Class C (Est. 12/29/99)
  Excluding Sales Charge                -47.89%                 -67.15%
  Including Sales Charge                -47.89%                 -67.48%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for lifetime and one-year periods ended June 30, 2001 for Delaware Technology and Innovation Fund's Institutional Class were -47.46% and -66.80%, respectively. The Institutional Class shares were first made available on December 29, 1999 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Technology and Innovation Fund during the period. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Symbol Institutional Class: DTYIX

Statement of Net Assets

DELAWARE TECHNOLOGY AND INNOVATION FUND
---------------------------------------

                                                          Number of       Market
June 30, 2001                                             Shares          Value
--------------------------------------------------------------------------------
 Common Stock -  92.23%
 Business Services - 3.69%
*eBay                                                      30,000    $ 2,054,700
                                                                     -----------
                                                                       2,054,700
                                                                     -----------
 Computer Communications - 11.93%
*Brocade Communications Systems .....................      53,500      2,353,465
*Cisco Systems ......................................      29,500        536,900
*Extreme  Networks...................................      60,900      1,796,550
*Juniper Networks ...................................      25,600        796,160
*Sonus Networks .....................................      49,600      1,158,656
                                                                     -----------
                                                                       6,641,731
                                                                     -----------
 Computer Hardware - 1.83%
*Dell Computer ......................................      39,200      1,017,240
                                                                     -----------
                                                                       1,017,240
                                                                     -----------
 Computer Software - 37.65%
 Autodesk ...........................................      19,600        731,080
*BEA Systems ........................................      39,300      1,206,903
*i2 Technologies ....................................      41,740        826,452
*Manugistics Group ..................................      40,000      1,004,000
*Micromuse ..........................................      54,200      1,517,058
*Microsoft ..........................................      19,600      1,422,960
*NetIQ ..............................................      41,600      1,301,664
*PeopleSoft .........................................      58,600      2,884,878
*Peregrine Systems ..................................      94,400      2,737,600
*Quest Software .....................................      19,600        739,900
*Siebel Systems .....................................      19,700        923,930
*VeriSign ...........................................      54,500      3,270,545
*Veritas Software ...................................      36,150      2,405,060
                                                                     -----------
                                                                      20,972,030
                                                                     -----------
 Consumer Products - 0.77%
*Gemstar-TV Guide International .....................       9,800        431,200
                                                                     -----------
                                                                         431,200
                                                                     -----------
 Diversified Electronic Products - 2.85%
*Finisar ............................................      55,200      1,031,136
*JDS Uniphase .......................................      43,620        556,155
                                                                     -----------
                                                                       1,587,291
                                                                     -----------
 Electronic Data Processing Peripherals - 1.60%
*Network Appliance ..................................      65,200        893,240
                                                                     -----------
                                                                         893,240
                                                                     -----------
 Electronic Production Equipment - 3.64%
*KLA-Tencor .........................................      19,600      1,146,012
*Lam Research .......................................      29,800        883,570
                                                                     -----------
                                                                       2,029,582
                                                                     -----------

                                                          Number of       Market
                                                          Shares          Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Semiconductors - 23.36%
*Advanced Micro Devices ...........................        24,500     $  707,560
*Altera ...........................................        39,000      1,131,000
*Applied Micro Circuits ...........................        79,800      1,372,560
*Globespan ........................................        58,900        859,940
 Intel ............................................        24,500        716,625
 Linear Technology ................................        19,800        875,556
*Maxim Integrated Products ........................        19,900        879,779
*Micron Technology ................................        19,600        805,560
*Novellus Systems .................................        19,800      1,124,442
*PMC - Sierra .....................................        34,500      1,071,915
*RF Micro Devices .................................        44,200      1,184,560
*Transwitch .......................................        43,100        463,325
*Vitesse Semiconductor ............................        39,300        826,872
*Xilinx ...........................................        24,000        989,760
                                                                     -----------
                                                                      13,009,454
                                                                     -----------
 Telecommunications Equipment - 4.91%
*CIENA ............................................        16,400        623,200
*ONI Systems ......................................        53,600      1,495,440
*QUALCOMM .........................................        10,500        614,040
                                                                     -----------
                                                                       2,732,680
                                                                     -----------
 Total Common Stock (cost $59,451,554) ............                   51,369,148
                                                                     -----------

                                                        Principal
                                                        Amount
                                                        ---------

 Repurchase Agreements - 11.50%
 With BNP Paribas 3.96% 7/2/01 (dated 6/29/01,
  collateralized by $1,738,000 U.S. Treasury
  Bills due 12/31/01, market
  value $1,710,245) ...............................    $1,672,500      1,672,500
 With Cantor Fitzgerald 3.96% 7/2/01
  (dated 6/29/01, collateralized by $498,000
  U.S. Treasury Bills due 9/27/01, market
  value $494,065 and $386,000 U.S. Treasury
  Bills due 11/8/01, market value $380,973
  and $643,000 U.S. Treasury Bills due
  11/15/01, market value $634,812) ................     1,479,500      1,479,500
 With J.P. Morgan Chase 3.96% 7/2/01 (dated
  6/29/01, collateralized by $1,760,000
  U.S. Treasury Bills due 9/6/01, market
  value $1,748,204) ...............................     1,706,000      1,706,000
 With UBS Warburg 3.96% 7/2/01 (dated
  6/29/01, collateralized by $1,589,000
  U.S. Treasury Bills due 9/27/01, market
  value $1,575,287) ...............................     1,544,000      1,544,000
                                                                     -----------
 Total Repurchase Agreements
  (cost $6,402,000) ...............................                    6,402,000
                                                                     -----------

Delaware Technology and Innovation Fund
--------------------------------------------------------------------------------
Total Market Value of Securities - 103.73%
 (cost $65,853,554) .........................................     $  57,771,148
Liabilities Net of Receivables and
 Other Assets - (3.73%) .....................................        (2,077,815)
                                                                  -------------
Net Assets Applicable to 17,424,523
 Shares Outstanding - 100.00% ...............................     $  55,693,333
                                                                  -------------
Net Asset Value - Delaware Technology and
 Innovation Fund Class A
 ($22,452,404 / 6,988,128 Shares) ...........................             $3.21
                                                                          -----
Net Asset Value - Delaware Technology and
 Innovation Fund Class B
 ($23,160,063 / 7,279,625 Shares) ...........................             $3.18
                                                                          -----
Net Asset Value - Delaware Technology and
 Innovation Fund Class C
 ($7,282,413 / 2,288,655 Shares) ............................             $3.18
                                                                          -----
Net Asset Value - Delaware Technology and
Innovation Fund Institutional Class
($2,798,453 / 868,115 Shares) ...............................             $3.22
                                                                          -----
Components of Net Assets at June 30, 2001:
Shares of beneficial interest (unlimited
 authorization - no par) ....................................     $ 166,877,086
Accumulated net realized loss
 on investments .............................................      (103,101,347)
Net unrealized depreciation
 of investments .............................................        (8,082,406)
                                                                  -------------
Total net assets ............................................     $  55,693,333
                                                                  =============
---------------------
*Non-income producing security for the year ended June 30, 2001.


Net Asset Value and Offering Price per Share -
 Delaware Technology and Innovation Fund
Net asset value Class A (A) .................................             $3.21
Sales charge (5.75% of offering price or 6.23%
 of the amount invested per share) (B) ......................              0.20
                                                                          -----
Offering price ..............................................             $3.41
                                                                          =====

------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations


Year Ended June 30, 2001                 Delaware Technology and Innovation Fund
--------------------------------------------------------------------------------
Investment Income:
Dividends ..........................................   $    4,386
Interest ...........................................      312,396      $ 316,782
                                                       ----------      ---------

Expenses:
Management fees ....................................      727,581
Distribution expense ...............................      642,658
Dividend disbursing and transfer agent fees
 and expenses ......................................      474,627
Registration fees ..................................      139,118
Reports and statements to shareholders .............       75,556
Accounting and administration expenses .............       40,351
Professional fees ..................................        5,939
Custodian fees .....................................        6,080
Trustees' fees .....................................        3,150
Other ..............................................       17,282     2,132,342
                                                       ---------- -------------
Less expenses absorbed or waived ...................                   (326,510)
Less expenses paid indirectly ......................                     (5,098)
                                                                  -------------
Total expenses .....................................                  1,800,734
                                                                  -------------

Net Investment Loss ................................                 (1,483,952)
                                                                  -------------
Net Realized and Unrealized Loss on Investments:
Net realized loss on investments ...................                (86,922,078)
Net change in unrealized appreciation/depreciation
 of investments ....................................                (14,518,851)
                                                                  -------------



Net Realized and Unrealized Loss on Investments ....               (101,440,929)
                                                                  -------------
Net Decrease in Net Assets Resulting
 from Operations ...................................              $(102,924,881)
                                                                  =============

Statements of Changes in Net Assets


                                         Delaware Technology and Innovation Fund
--------------------------------------------------------------------------------
                                                         Year       12/29/99*
                                                         Ended         to
                                                        6/30/01      6/30/00

Increase (Decrease) in Net Assets from Operations:
Net investment loss ............................    $ (1,483,952)  $   (460,388)
Net realized loss on investments ...............     (86,922,078)   (16,179,269)
Net change in unrealized
 appreciation/depreciation of investments ......     (14,518,851)     6,436,445
                                                    ---------------------------
Net decrease in net assets resulting from
 operations ....................................    (102,924,881)   (10,203,212)
                                                    ---------------------------
Capital Share Transactions:
Proceeds from shares sold:
 Class A .......................................      35,841,571     63,789,133
 Class B .......................................      30,368,857     52,965,132
 Class C .......................................       8,577,192     22,630,711
 Institutional Class ...........................      18,712,543     15,512,297
                                                    ---------------------------
                                                      93,500,163    154,897,273
                                                    ---------------------------
Cost of shares repurchased:
 Class A .......................................     (23,224,107)    (8,426,610)
 Class B .......................................     (10,025,914)    (1,670,237)
 Class C .......................................      (5,740,773)    (2,059,216)
 Institutional Class ...........................     (15,962,337)   (12,466,816)
                                                    ---------------------------
                                                     (54,953,131)   (24,622,879)
                                                    ---------------------------
Increase in net assets derived from capital
 share transactions ............................      38,547,032    130,274,394
                                                    ---------------------------
Net Increase (Decrease) in Net Assets ..........     (64,377,849)   120,071,182

Net Assets:
Beginning of period ............................     120,071,182             --
                                                    ---------------------------
End of period ..................................    $ 55,693,333   $120,071,182
                                                    ===========================

*Date of commencement of operations.

                             See accompanying notes
12

Financial Highlights


Selected data for each share of the Fund outstanding     Delaware Technology and
throughout each period were as follows:                  Innovation Fund Class A
--------------------------------------------------------------------------------
                                                         Year        12/29/99(1)
                                                         Ended           to
                                                        6/30/01        6/30/00

Net asset value, beginning of period .................  $ 9.700         $ 8.500

Income (loss) from investment operations:
Net investment loss(2) ...............................   (0.073)         (0.049)
Net realized and unrealized gain (loss) on
 investments .........................................   (6.417)          1.249
                                                        -----------------------
Total from investment operations .....................   (6.490)          1.200
                                                        -----------------------
Net asset value, end of period .......................  $ 3.210         $ 9.700
                                                        =======================

Total return(3) ......................................  (66.91%)         14.12%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) .............  $22,452         $50,548
 Ratio of expenses to average net assets .............    1.44%           1.45%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly ....    1.78%           1.78%
 Ratio of net investment loss to average net assets ..   (1.11%)         (1.04%)
 Ratio of net investment loss to average net assets
  prior to expense limitation and expenses
  paid indirectly ....................................   (1.45%)         (1.37%)
 Portfolio turnover ..................................     144%            177%

------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the periods. Performance would have been lower if the expense limitation were not in effect.

                             See accompanying notes

Selected data for each share of the Fund outstanding                                    Delaware Technology and
throughout each period were as follows:                                                 Innovation Fund Class B
----------------------------------------------------------------------------------------------------------------
                                                                                           Year      12/29/99(1)
                                                                                           Ended         to
                                                                                          6/30/01      6/30/00

Net asset value, beginning of period ...........................................          $9.670       $8.500

Income (loss) from investment operations:
  Net investment loss(2) .......................................................          (0.119)      (0.082)
  Net realized and unrealized gain (loss) on investments .......................          (6.371)       1.252
                                                                                          -------------------
  Total from investment operations .............................................          (6.490)       1.170
                                                                                          -------------------


Net asset value, end of period .................................................          $3.180       $9.670
                                                                                          ===================


Total return(3) ................................................................         (67.15%)      13.88%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ......................................         $23,160      $47,257
  Ratio of expenses to average net assets ......................................           2.19%        2.20%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ............................           2.53%        2.53%
  Ratio of net investment loss to average net assets ...........................          (1.86%)      (1.79%)
  Ratio of net investment loss to average net assets
    prior to expense limitation and expenses paid indirectly ...................          (2.20%)      (2.12%)
  Portfolio turnover ...........................................................            144%         177%



-----------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the periods. Performance would have been lower if the expense limitation were not in effect.

                             See accompanying notes

Selected data for each share of the Fund outstanding                                     Delaware Technology and
throughout each period were as follows:                                                  Innovation Fund Class C
----------------------------------------------------------------------------------------------------------------
                                                                                          Year       12/29/99(1)
                                                                                          Ended        to
                                                                                          6/30/01      6/30/00

Net asset value, beginning of period ...........................................          $9.670       $8.500

Income (loss) from investment operations:
  Net investment loss(2) .......................................................          (0.121)      (0.082)
  Net realized and unrealized gain (loss) on investments .......................          (6.369)       1.252
                                                                                          -------------------
  Total from investment operations .............................................          (6.490)       1.170
                                                                                          -------------------

Net asset value, end of period .................................................          $3.180       $9.670
                                                                                          ===================

Total return(3) ................................................................         (67.15%)      13.88%


Ratios and supplemental data:
  Net assets, end of period (000 omitted) ......................................          $7,282      $18,431
  Ratio of expenses to average net assets ......................................           2.19%        2.20%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ............................           2.53%        2.53%
  Ratio of net investment loss to average net assets ...........................          (1.86%)      (1.79%)
  Ratio of net investment loss to average net assets
    prior to expense limitation and expenses paid indirectly ...................          (2.20%)      (2.12%)
  Portfolio turnover ...........................................................            144%         177%



------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the periods. Performance would have been lower if the expense limitation were not in effect.


                             See accompanying notes

Selected data for each share of the Fund outstanding                                            Delaware Technology and
throughout each period were as follows:                                             Innovation Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                          Year         12/29/99(1)
                                                                                          Ended        to
                                                                                          6/30/01      6/30/00

Net asset value, beginning of period ...........................................          $9.700       $8.500

Income (loss) from investment operations:
  Net investment loss(2) .......................................................          (0.056)      (0.037)
  Net realized and unrealized gain (loss) on investments .......................          (6.424)       1.237
                                                                                           ------------------
  Total from investment operations .............................................          (6.480)       1.200
                                                                                           ------------------


Net asset value, end of period .................................................          $3.220       $9.700
                                                                                          ===================



Total return(3) ................................................................         (66.80%)      14.12%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ......................................          $2,798       $3,836
  Ratio of expenses to average net assets ......................................           1.19%        1.20%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ............................           1.53%        1.53%
  Ratio of net investment loss to average net assets ...........................          (0.86%)      (0.79%)
  Ratio of net investment loss to average net assets
    prior to expense limitation and expenses paid indirectly ...................          (1.20%)      (1.12%)
  Portfolio turnover ...........................................................            144%         177%



--------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. An expense limitation was in effect during the periods. Performance would have been lower if the expense limitation were not in effect.

                             See accompanying notes
16

Notes to Financial Statements


June 30, 2001
--------------------------------------------------------------------------------
Delaware Group Equity Funds III (the "Trust") is organized as a Delaware business trust and offers five series: Delaware American Services Fund, Delaware Focused Growth Fund (formerly Delaware Large Cap Growth Fund), Delaware Research Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund. These financial statements and the related notes pertain to the Delaware Technology and Innovation Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The objective of the Fund is to seek long-term capital growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and net realized gains from investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $2,235 for the year ended June 30, 2001. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. The earnings credits for the year ended June 30, 2001 were approximately $2,863. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements and Other
   Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 1.20% of average daily net assets of the Fund through August 31, 2002.

At June 30, 2001, the Fund had a liability for investment management fees and other expenses payable to DMC of $6,939.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At June 30, 2001, the Fund had a liability for such fees and other expenses payable to DSC of $62,495.

Pursuant to the distribution agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% (currently set by the Board of Trustees at 0.25%) of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. At June 30, 2001, the Fund had a liability for distribution fees and other expenses payable to DDLP of $187.

For the year ended June 30, 2001, DDLP earned $71,521 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended June 30, 2001, the Fund made purchases of $163,374,986 and sales of $129,194,358 of investment securities other than U.S. government securities and short-term investments.

At June 30, 2001, the cost of investments for federal income tax purposes was $84,252,137. At June 30, 2001, the net unrealized depreciation was $26,480,989 of which $2,881,735 related to unrealized appreciation of investments and $29,362,724 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of June 30, 2001 of $22,409,888, which may be carried forward and applied against future capital gains. Such capital loss carry forward expires in 2009.

4. Capital Shares
Transactions in capital shares were as follows:

                                                      Year      12/29/99*
                                                      Ended         to
                                                     6/30/01     6/30/00
Shares sold:
  Class A .....................................    5,453,304   6,097,125
  Class B .....................................    4,339,285   5,061,880
  Class C .....................................    1,220,463   2,109,597
  Institutional Class .........................    2,784,981   1,695,831
                                                  ----------  ----------
                                                  13,798,033  14,964,433
                                                  ----------  ----------


Shares repurchased:
  Class A .....................................   (3,678,594)   (883,707)
  Class B .....................................   (1,945,458)   (176,082)
  Class C .....................................     (837,211)   (204,194)
  Institutional Class .........................   (2,312,327) (1,300,370)
                                                  ----------  ----------
                                                  (8,773,590) (2,564,353)
                                                  ----------  ----------
Net increase ..................................    5,024,443  12,400,080
                                                  ==========  ==========


*Date of commencement of operations.

--------------------------------------------------------------------------------
5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Fund had no amount outstanding as of June 30, 2001, or at any time during the year.

6. Credit and Market Risks
The Fund concentrates its investments in companies management believes will benefit from technology advances and innovation. As a result, the value of the Fund's shares can be expected to fluctuate in response to factors affecting the industries in which these companies operate, and may fluctuate more widely than a fund that invests in a broader range of industries. The Fund may be more susceptible to any single economic, political or regulatory occurrence affecting these companies.

The Fund invests a significant portion of its assets in small- and medium-sized companies and may be subject to certain risks associated with ownership of securities of small- and medium-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Report of Independent Auditors



--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Equity Funds III--Delaware Technology and Innovation Fund

We have audited the accompanying statement of net assets of Delaware Technology and Innovation Fund (the "Fund") as of June 30, 2001, and the related statement of operations for the year then ended, and statements of changes in net assets and financial highlights for the year then ended and for the period December 29, 1999 (commencement of operations) through June 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Technology and Innovation Fund at June 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period December 29, 1999 (commencement of operations) through June 30, 2000, in conformity with accounting principles generally accepted in the United States.



                                                     /s/ Ernst & Young LLP
                                                     ---------------------------

Philadelphia, Pennsylvania
August 6, 2001

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------


Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                       International and Global                Tax-Exempt Income
o       Technology and Innovation       o     Emerging Markets Fund             o     National High-Yield
         Fund                           o     Overseas Equity Fund+                    Municipal Bond Fund
o       American Services Fund          o     New Pacific Fund+                 o     Tax-Free USA Fund
o       Select Growth Fund              o     International Value               o     Tax-Free Insured Fund
o       Trend Fund                             Equity Fund***                   o     Tax-Free USA
o       Growth Opportunities Fund                                                      Intermediate Fund
o       Small Cap Value Fund            Current Income                          o     State Tax-Free Funds*
o       U.S. Growth Fund                o     Delchester Fund
o       Tax-Efficient Equity Fund+      o     High-Yield                        Stability of Principal
o       Social Awareness Fundo                 Opportunities Fund               o     Cash Reserve Fund
o       Core Equity Fund**              o     Strategic Income Fund             o     Tax-Free Money Fund
                                        o     Corporate Bond Fund
Total Return                            o     Extended Duration                 Asset Allocation
o       Blue Chip Fund+                        Bond Fund                        o     Foundation Funds
o       Devon Fund                      o     American Government                      Growth Portfolio
o       Growth and Income Fund                 Bond Fund                               Balanced Portfolio
o       Decatur Equity                  o     U.S. Government                          Income Portfolio
         Income Fund                           Securities Fund+
o       REIT Fund                       o     Limited-Term
o       Balanced Fund                          Government Fund



  *Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa+, Kansas+, Minnesota, Missouri, Montana+, New Jersey+, New Mexico+, New York, North Dakota+, Oregon, Pennsylvania, and Wisconsin+. Insured and intermediate bond funds are available in selected states.

 **Formerly Growth Stock Fund.

***Formerly International Equity Fund.

  +Closed to new investors effective April 23, 2001.

Delaware                                             For Shareholders
Investments(SM)                                      800 523-1918
--------------------------------------
A member of Lincoln Financial Group(R)               For Securities Dealers
                                                     800 362-7500

                                                     For Financial Institutions
                                                     Representatives Only
                                                     800 659-2265

                                                     www.delawareinvestments.com

This annual report is for the information of Delaware Technology and Innovation Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Technology and Innovation Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


BOARD OF TRUSTEES                          Thomas F. Madison                            Investment Manager
                                           President and Chief Executive Officer        Delaware Management Company
Charles E. Haldeman, Jr.                   MLM Partners, Inc.                           Philadelphia, PA
Chairman                                   Minneapolis, MN
Delaware Investments Family of Funds                                                    International Affiliate
Philadelphia, PA                           Janet L. Yeomans                             Delaware International Advisers Ltd.
                                           Vice President and Treasurer                 London, England
Walter P. Babich                           3M Corporation
Board Chairman                             St. Paul, MN                                 National Distributor
Citadel Constructors, Inc.                                                              Delaware Distributors, L.P.
King of Prussia, PA                                                                     Philadelphia, PA

David K. Downes                                                                         Shareholder Servicing, Dividend
President and Chief Executive Officer                                                   Disbursing and Transfer Agent
Delaware Investments Family of Funds                                                    Delaware Service Company, Inc.
Philadelphia, PA                           AFFILIATED OFFICERS                          Philadelphia, PA

John H. Durham                             William E. Dodge                             2005 Market Street
Private Investor                           Executive Vice President and                 Philadelphia, PA 19103-7057
Horsham, PA                                Chief Investment Officer, Equity
                                           Delaware Investments Family of Funds
John A. Fry                                Philadelphia, PA
Executive Vice President
University of Pennsylvania                 Jude T. Driscoll
Philadelphia, PA                           Executive Vice President and
                                           Head of Fixed Income
Anthony D. Knerr                           Delaware Investments Family of Funds
Consultant                                 Philadelphia, PA
Anthony Knerr & Associates
New York, NY                               Richard J. Flannery
                                           President and Chief Executive Officer
Ann R. Leven                               Delaware Distributors, L.P.
Former Treasurer                           Philadelphia, PA
National Gallery of Art
Washington, DC
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(4942)                                                      Printed in the USA
AR-492 [6/01] CG 8/01                                                    J7333